                                                        Investors:
                                                        Carl E. Kraus
                                                        610.825.7100

                                                        Media:
For Immediate Release                                   Mitchell Brown
August 8, 2003                                          610.818.6563

           KRAMONT REALTY TRUST ANNOUNCES SECOND QUARTER 2003 RESULTS

      Plymouth Meeting, Penn. August 8, 2003 -- Kramont Realty Trust (NYSE:KRT) today reported operating results for the second quarter and six months ended June 30, 2003.

                                   HIGHLIGHTS
            (for second quarter and first six months 2003 versus 2002
         share information is per common share on a fully diluted basis)

Second Quarter and First Six Months Results

(in thousands except for per share information)            Three months ended       Six months Ended
                                                                June 30                 June 30
                                                               Unaudited               Unaudited
                                                            2003        2002        2003        2002
                                                          --------    --------    --------    --------
  RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS
                      Net income to common shareholders   $  2,943    $  2,752    $  6,746    $  5,466
 Add: Depreciation and amortization of real estate(1,2)      4,314       4,024       8,534       7,856
Less: Gain from sale of income-producing real estate(3)         --          --          --         196
                            Funds from operations (FFO)   $  7,257    $  6,776    $ 15,280    $ 13,126
                                                          --------    --------    --------    --------
                                          FFO per share   $   0.31    $   0.34    $   0.65    $   0.67
                                                          --------    --------    --------    --------

           SUMMARY OF NET INCOME TO COMMON SHAREHOLDERS

                  Net income from continuing operations   $  4,038    $  4,769    $  7,998    $  9,107
         Net income (loss) from discontinued operations        608        (224)      2,153          36
                                                          --------    --------    --------    --------
                                             Net income      4,646       4,545      10,151       9,143
                          Preferred share distributions     (1,703)     (1,793)     (3,405)     (3,677)
                                                          --------    --------    --------    --------
                      Net income to common shareholders   $  2,943    $  2,752    $  6,746    $  5,466
                                                          --------    --------    --------    --------
                                   Net income per share   $   0.12    $   0.14    $   0.29    $   0.28
                                                          --------    --------    --------    --------

             Weighted average common shares outstanding     23,777      20,082      23,585      19,489

   - The increases in FFO and net income to common shareholders for the second quarter and first six months of 2003 compared to the same periods last year were primarily the result of gains on the sale of land which were included in results from discontinued operations.

   - A total of 4.4 million additional common shares were issued in May and December 2002 and January 2003 and an additional 386,183 common shares

KRAMONT REALTY TRUST ANNOUNCES
  SECOND QUARTER 2003 RESULTS
AUGUST 8, 2003
PAGE 2 OF 5


      were issued in April 2003. Despite the above-referenced increases in FFO, these additional shares resulted in a decrease in FFO per share for the three and six months ended June 30, 2003 compared to the same periods in 2002. While net income per share was also impacted in 2003 by the increased common shares outstanding, the effect was partially offset for the six months ended June 30, 2003 by the reduction in preferred dividends due to the May 2002 redemption of preferred shares.

                        SECOND QUARTER PORTFOLIO ACTIVITY

   - Executed 57 new and renewal leases in existing space for 129,424 square feet at an average base rent of $13.44, an increase of 5%.

         -- 26 new leases for previously leased space were executed, representing 63,728 square feet.

         -- 31 renewals were executed for 65,696 square feet.

   - 3 leases were executed for new space totaling 6,534 square feet at an average rent of $11.46 per square foot.

   - Kmart rejected its lease in bankruptcy at Manchester Plaza (Manchester, Conn.) and closed its store on April 13, 2003.

   - For the overall portfolio, occupancy was 87% for the first and second quarter 2003. Excluding properties in redevelopment, occupancy was 93% for the second quarter of 2003 compared to 94% for the first quarter.

   - Following is a summary of the activities involved with the Trust's on-going program to acquire high quality shopping centers and dispose of non-core assets:

         -- Purchased three properties and 24 developable acres in New Jersey on April 3.

         -- Sold 9.1 acres of land in Dania, Fla. on May 2, 2003.

         -- Purchased Christmas Tree Plaza in Orange, Conn. on July 24, 2003.

         -- Closed on five properties in Vestal, NY (one wholly-owned by the Trust and four in a joint-venture with Tower Fund(1)). These transactions occurred on July 25, 2003.

                               MANAGEMENT COMMENTS


 "The second quarter was very productive for our company as we continued to set the stage for improved earnings in the second half of the year," stated



------------------
(1) Tower Fund is a commingled separate account available through group annuity contracts of Metropolitan Life Insurance Company (New York).

KRAMONT REALTY TRUST ANNOUNCES
  SECOND QUARTER 2003 RESULTS
AUGUST 8, 2003
PAGE 3 OF 5


Louis P. Meshon, Sr., president and chief executive officer of Kramont. "The previously announced $190 million MetLife financing coupled with the completion of a significant portion of our redevelopment program and our recent acquisitions should create recognizable impact on our results in the second half of the year," Mr. Meshon stated.

                             REDEVELOPMENT ACTIVITY

      The Trust's redevelopment projects continue on schedule and on budget.

Barn Plaza

      The 88,243 square foot Kohl's store opened on April 3, 2003.

Bristol Commerce Park

      The 118,389 square foot Wal-Mart store opened on July 16, 2003; exterior facade renovations have commenced on the balance of the center.

The Shoppes at Valley Forge

      The 60,000 square foot Redner's Supermarket opened on May 21, 2003.

Bethlehem Square

      The new Giant Supermarket is under construction and is projected to open in September. Rent continues to be collected during construction.

                                  ABOUT KRAMONT

      Kramont Realty Trust is a self-administered, self-managed equity real estate investment trust specializing in neighborhood and community shopping center acquisitions, leasing, development and management. Including the July acquisitions, the company owns, operates, manages and has under development 97 properties encompassing nearly 12.5 million square feet of leasable space in 15 states. Seventy-eight percent of Kramont's centers are grocery, drug or value retail anchored. For more information, please visit www.kramont.com.

                                      NOTES

Funds From Operations:

Funds From Operations ("FFO"), as defined by the National Association of Real Estate Investment Trusts (NAREIT), consists of net income (computed in accordance with generally accepted accounting principles) before depreciation and amortization of real property, extraordinary items and gains and losses on sales of income-producing real estate.

Notes of reconciliation of net income to FFO:

KRAMONT REALTY TRUST ANNOUNCES
  SECOND QUARTER 2003 RESULTS
AUGUST 8, 2003
PAGE 4 OF 5



  (1) Net of minority interests of $303 and $335, respectively, for the three months ended June 30, 2003 and June 30, 2002, and $617 and $674, respectively, for the six months ended June 30, 2003 and June 30, 2002.

  (2) Depreciation related to unconsolidated affiliates of $56 and $43, respectively, for the three months ended June 30, 2003 and June 30, 2002, and $99 and $91, respectively, for the six months ended June 30, 2003 and June 30, 2002.

  (3) Net of amounts attributable to minority interests ($17) for the six months ended June 30, 2002.

The Company believes that FFO should be considered in conjunction with net income, as presented in the statements of operations. The Company believes that FFO is an appropriate measure of operating performance because real estate depreciation and amortization charges are not meaningful in evaluating the operating results of the Company's properties and extraordinary items and the gain on the sale of income-producing real estate would distort the comparative measurement of performance and may not be relevant to ongoing operations. However, FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and should not be considered as an alternative to either net income as a measure of the Company's operating performance or to cash flows from operating activities as an indicator of liquidity or cash available to fund all cash flow needs. Since all companies do not calculate FFO in a similar fashion, the Company's calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

                              SAFE HARBOR STATEMENT

Certain statements contained in this press release that are not statements of historical results are forward-looking statements. These include statements of forecasts, expectations, estimates, beliefs, intentions, projections and similar expressions. Forward-looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company's business, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Readers of this press release are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company's substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease-up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks and uncertainties described in the Company's Form 10-K. This press release speaks as of the date it is

KRAMONT REALTY TRUST ANNOUNCES
  SECOND QUARTER 2003 RESULTS
AUGUST 8, 2003
PAGE 5 OF 5



first issued and the Company disclaims any obligation to publicly update or revise any forward-looking statement in this press release which may thereafter appear to be inaccurate for any reason. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company's Form 10-K and in other reports we file with Securities and Exchange Commission.


                                    # # #

                              Kramont Realty Trust
                              Financial Highlights
                    (in thousands, except for per share data)
                                   (unaudited)


                                                     Three months ended          Six months ended
                                                          June 30                    June 30
                                                  -----------------------    -----------------------
                                                    2003          2002(a)      2003          2002(a)
                                                  --------       --------    --------       --------
Revenue:
  Rent                                            $ 26,229       $ 25,629    $ 53,529       $ 50,741
  Interest income                                    1,087          1,214       2,213          2,428
                                                  --------       --------    --------       --------
       Total revenue                                27,316         26,843      55,742         53,169
                                                  --------       --------    --------       --------

Expenses:
  Interest                                           8,694          9,048      17,093         18,415
  Operating expenses                                 7,617          6,999      17,051         13,828
  Depreciation and amortization                      4,547          4,174       8,967          8,302
  General and administrative                         2,376          1,813       4,574          3,432
                                                  --------       --------    --------       --------
       Total expenses                               23,234         22,034      47,685         43,977
                                                  --------       --------    --------       --------

                                                     4,082          4,809       8,057          9,192
  Equity in income of unconsolidated
  affiliates                                           126            209         275            380
  Minority interests in income
  of OP                                               (170)          (249)       (334)          (465)
                                                  --------       --------    --------       --------

Net income from continuing operations                4,038          4,769       7,998          9,107
                                                  --------       --------    --------       --------

Results from discontinued operations:
  Income (loss) from operations of
  properties sold or held for sale                       6           (244)        (20)          (173)
  Gain on sale of properties                           646              0       2,329            212
  Minority interests in discontinued
  operations                                           (44)            20        (156)            (3)
                                                  --------       --------    --------       --------
Net income (loss) from discontinued
  operations                                           608           (224)      2,153             36
                                                  --------       --------    --------       --------

Net income                                           4,646          4,545      10,151          9,143

  Preferred share distributions                     (1,703)        (1,793)     (3,405)        (3,677)
                                                  --------       --------    --------       --------

Net income to common shareholders                 $  2,943       $  2,752    $  6,746       $  5,466
                                                  ========       ========    ========       ========

Per common share:
Net income from continuing operations,
  basic and diluted                               $   0.10       $   0.15    $   0.20       $   0.28
                                                  ========       ========    ========       ========
Net income (loss) from discontinued operations,
  basic and diluted                                   0.02          (0.01)       0.09           0.00
                                                  ========       ========    ========       ========
Total net income per share,
  basic and diluted                               $   0.12       $   0.14    $   0.29       $   0.28
                                                  --------       --------    --------       --------
Dividends declared                                $  0.325       $  0.325    $   0.65       $   0.65
                                                  ========       ========    ========       ========

Average number of common shares-basic               23,740         20,064      23,548         19,471

Average number of common shares-diluted             23,777         20,082      23,585         19,489

(a) Certain 2002 balance sheet and income statement amounts have been reclassified to reflect the inclusion of two income-producing properties held for sale at June 30, 2003.

                              Kramont Realty Trust
                              Financial Highlights
                    (in thousands, except for per share data)
                                   (unaudited)

                                                 Three months ended             Six months ended
                                                       June 30                       June 30
                                               -----------------------       -----------------------
                                                 2003           2002           2003           2002
                                               --------       --------       --------       --------
Funds from operations:

Net income to Common Shareholders              $  2,943       $  2,752       $  6,746       $  5,466
  Add: Depreciation and amortization
       of real estate assets (b)                  4,314          4,024          8,534          7,856
  Less: Gain from sale of income-producing
       real estate (b)                               --             --             --            196
                                               --------       --------       --------       --------

  Funds from operations                        $  7,257       $  6,776       $ 15,280       $ 13,126
                                               --------       --------       --------       --------


  Funds from operations per
    Common Share                               $   0.31       $   0.34       $   0.65       $   0.67
                                               ========       ========       ========       ========


(b) Net of amounts attributable to minority interests.

                                        Kramont Realty Trust
                                        Financial Highlights

                              (in thousands, except for per share data)


                                                         (unaudited)
                                                          June  30,                December 31,
                                                            2003                     2002(a)
                                                          ---------                ------------
Balance Sheet:
Real estate assets, net                                   $694,314                   $679,567
Properties held for sale                                  $ 10,771                   $ 16,759
Cash and equivalents                                      $ 10,117                   $ 18,173
Total assets                                              $778,550                   $779,260

Mortgages and notes payable                               $479,130                   $480,489
Beneficiaries' equity                                     $255,892                   $253,890

  Leased percentage of portfolio                             87.10%                     87.28%

  Leased percentage of stabilized portfolio                  92.77%                     94.23%

  Shopping centers owned                                        82                         80
  Office buildings owned                                         3                          2
  Shopping Centers Managed                                       5                          5
                                                                90(b)                      87(b)

  Square feet of gross leasable area
  owned and managed                                         11,620                     11,487

                                                          June  30,                December 31,
Mortgages and notes payable summary:                        2003                       2002
                                                          ---------                ------------
                                            Weighted                   Weighted
                                             Average      Balance       Average      Balance
                                              Rate                       Rate

       Floating rate                          4.00%       $ 56,700       4.81%       $ 70,200
       Fixed rate                             6.80%        422,400       7.68%        410,300
                                                          --------                   --------
                                              6.47%       $479,100       7.26%       $480,500
                                                          ========                   ========


       Maturities:
                                            2003            32,900
                                            2004            51,000
                                            2005            49,000
                                            2006            21,100
                                            2007            10,400
                                            After          314,700
                                                          --------
                                                          $479,100


(a) Certain 2002 balance sheet and income statement amounts have been reclassified to reflect the inclusion of an two income-producing properties held for sale at June 30, 2003.

(b) Represents properties owned and managed at June 30, 2003. In addition, there is one property currently under development.